UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2008

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                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

          California                   001-33897                46-0476193
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

                 27710 Jefferson Avenue
                       Suite A100
                  Temecula, California                          92590
        (Address of principal executive offices)              (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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

Item 8.01 - Other Events.

Richard W. Wright, member of the Board of Directors of Temecula Valley Bank and Temecula Valley Bancorp Inc. ("Company"), entered into a Trading Plan ("Plan") with his broker dated May 1, 2008 pursuant to the provisions of Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. We reported this event in a Form 8-K filed with the Securities and Exchange Commission on May 1, 2008.

Mr. Wright has advised the Company of his termination of the Plan effective August 4, 2008. No trades were executed under the terms of the Plan.










                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TEMECULA VALLEY BANCORP INC.


Date:  August 4, 2008               By:   /s/ STEPHEN H. WACKNITZ
                                        --------------------------------
                                        Stephen H. Wacknitz
                                        Chief Executive Officer and President